Delivering differentiated genomic medicines to transform the lives of patients suffering from devastating diseases January 2021 Exhibit 99.1

Forward-looking statements This presentation contains “forward-looking statements” within the meaning of the federal securities laws. These forward-looking statements are not statements of historical facts and are based on management’s beliefs and assumptions and on information currently available to management. Forward-looking statements include information concerning the Company’s business strategy and the design, progression and timing of its preclinical trials and clinical trials, including information related to the Company’s plans to initiate, advance and complete its planned SUNRISE Phase 1/2 clinical trial of LB-001 in methylmalonic acidemia (“MMA”) and the product portfolio of the Company’s next generation capsids. Forward-looking statements generally can be identified by terms such as “expects,” “anticipates,” “believes,” “could,” “seeks,” “estimates,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “will,” “would” or similar expressions and the negatives of those terms, and similar expressions and comparable terminology intended to identify forward-looking statements. The Company’s operations involve risks and uncertainties, many of which are outside its control, and any one of which, or combination of which, could materially affect its results of operations and whether the forward-looking statements ultimately prove to be correct. Factors that may materially affect the Company’s results of operations and whether these forward-looking statements prove to be correct include, among other things, that preclinical testing may not be predictive of the results or success of ongoing or later preclinical or clinical trials, that the development of the Company’s product candidates and new platforms may take longer and/or cost more than planned and that the identification of new product candidates may take longer than planned, as well as those listed in the Company’s Annual Report on Form 10-K filed on March 16, 2020 with the Securities and Exchange Commission (“SEC”), the Company’s Quarterly Report on Form 10-Q filed on May 11, 2020, and the Company’s subsequent Quarterly Reports on Form 10-Q and other filings with the SEC. In particular, the impact of the COVID-19 pandemic on the Company’s ability to progress with its research, development, manufacturing and regulatory efforts, including the Company’s plans to initiate, advance and complete its Phase 1/2 clinical trial for LB-001 in MMA, and the value of and market for the Company’s common stock, will depend on future developments that are highly uncertain and cannot be predicted with confidence at this time, such as the ultimate duration of the pandemic, travel restrictions, quarantines, social distancing and business closure requirements in the United States and in other countries, and the effectiveness of actions taken globally to contain and treat the disease. Except as required by law, the Company assumes no obligation to update these forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. This presentation also contains estimates, projections and other information concerning the Company’s industry, business and the market for its products and services, as well as data regarding market research, estimates and forecasts prepared by the Company’s management. Information that is based on estimates, forecasts, projections, market research or similar methodologies is inherently subject to uncertainties and actual events or circumstances may differ materially from events and circumstances reflected in this information. Certain data in this presentation was obtained from various external sources, and neither the Company nor its affiliates, advisers or representatives has verified such data with independent sources. Accordingly, neither the Company nor any of its affiliates, advisers or representatives makes any representations as to the accuracy or completeness of that data or to update such data after the date of this presentation. Such data involves risks and uncertainties and is subject to change based on various factors.

Clinical stage genomic medicine company aiming to deliver transformational therapies to patients with high unmet needs LogicBio overview Differentiated gene editing platform to provide a durable treatment through precise gene insertion Open IND for MMA program with initial clinical proof of concept data expected in 2021 Innovative synthetic capsids to address limitations of current generation gene therapy approaches Core technology platform with the potential to address a broad portfolio of genetic diseases

4 LogicBio overview

Pioneering a new class of genomic medicines

Combining two innovative platforms to tackle difficult to treat diseases

GeneRide™ : a differentiated gene editing platform

- Nuclease free leveraging homologous recombination
- Durable therapeutic transgene expression driven by endogenous promoters
- Site-specific integration
- Modular and broadly applicable

Next-Gen AAV capsid platform

- Tissue tropism assessed in clinically predictive models developed by CMRI*
- High functional transduction
- Low immunogenicity
- High manufacturing yield

* Children Medical Research Institute – Sydney, Australia

LogicBio THERAPEUTICS

5 LogicBio overview

Leveraging initial PoCs to expand the company's pipeline


Intracellular Proteins
Secreted Proteins
Ex Vivo
Undisclosed Tissues

Intracellular Proteins	Secreted Proteins
MMA	HEM B
Crigler-Najjar	A1ATD
Undisclosed	Undisclosed
Undisclosed	Undisclosed

Indication selection criteria

- High unmet need
- Neonatal onset
- Potential for meaningful clinical benefits
- Well-understood biology
- Access to animal models
- Existing biomarkers

Color code: Clinical stage | PoC | Early data | Planned

LogicBio THERAPEUTICS

Critical advancements across pipeline and platform 2020 Key Accomplishments LogicBio overview Pipeline Platform ✓ IND cleared for LB-001 in pediatric MMA patients In-vivo gene editing technology Systemic delivery Infants and children ✓ Initiated LB-301 research collaboration with Takeda (Crigler-Najjar) Generated additional proof-of-concept data ✓  Demonstrated best-in-class functional transduction with next generation of human liver tropic AAV variants in a humanized mouse model

Initiating FIH clinical trial and building on our two innovative proprietary platforms Expected 2021 Milestones LogicBio overview Clinical study Platform  Enroll first patient in SUNRISE trial  Communicate operational updates for SUNRISE trial  Present interim clinical safety and efficacy data  Expand the platform to broaden therapeutic opportunities  Report in-house high-yield manufacturing process  Demonstrate efficiency of HR-driven integration at new loci Pipeline  Present translational data  Declare at least one new development candidate  Demonstrate enhanced transduction with Next-Gen capsids

GeneRide™ Platform

GeneRide™: promoterless, nuclease-free gene editing platform GeneRide platform Targeted cell entry Traffic to nucleus Site-specific recognition Homologous recombination driven integration Transcription of fused mRNA Polycistronic protein expression

10 GeneRide platform

GeneRide™ enables therapeutic protein expression levels

Taking a ride on albumin for liver-directed indications

Most abundant protein in circulation and the most highly expressed gene in the liver


Top 2,000 liver expressed genes
100,000
10,000
1,000
100
10
Expression Levels (TPM)
ALB
1% ALB
1
500
1,000
1,500
2,000
Genes

Modest rates of integration at the *ALB* locus sufficient to achieve near-physiological expression levels of many disease-related liver proteins


Gene expression levels in liver
Relative to ALB
30,000
25,000
20,000
15,000
10,000
5,000
0
Expression level (TPM)
ALB
PAH
F9
MUT
UGT1A1
Gene expression levels in liver
Relative to 1% of ALB
300
250
200
150
100
50
0
Expression level (TPM)
1% ALB
PAH
F9
MUT
UGT1A1

Transcriptional profiling data from The GTEx Project

ALB – Albumin
PAH – phenylalanine hydroxylase (PKU)
F9 – Factor IX (Hemophilia B)
MUT – Methylmalonyl-CoA mutase (MMA)
UGT1A1 - UDP glucuronosyltransferase family 1 member A1 (Crigler-Najjar syndrome)

LogicBio THERAPEUTICS

GeneRide™ Platform LB-001: Clinical Stage Pediatric Patients with MMA

12 LB-001 program for pediatric patients with MMA

Methylmalonic acidemia (MMA)

Life-threatening inborn error of metabolism with no pharmacologic treatment options

Epidemiology and Etiology:

- US Incidence: 1 in 50,000 births
- US Prevalence: 1,000 – 1,500
- On the newborn screening panel in every US state
- Organic acidemia caused by mutations in MMUT gene
- Results in the inability to metabolize certain amino acids and fats



Standard of Care and Outlook:

- Typically presents soon after birth
- Can be fatal in newborns, prognosis in survivors strongly influenced by early toxic events
- Restricted diet: strict low-protein, high-calorie
- Poor growth, developmental delay, frequent healthcare utilization
- No therapeutics, only aggressive management of symptoms
- Liver or liver-kidney transplants increasingly performed

LogicBio THERAPEUTICS

LB-001 program for pediatric patients with MMA Liver transplantation in young patients improves metabolic stability but may be accompanied by significant morbidity and is not readily accessible   Finite number of liver donors Significant risks associated with surgery High procedural costs Lifetime dependence on Immunosuppressive drugs In U.S., approx. $880k and $1.3M for liver and liver-kidney transplantation, respectively LB-001 goal: a "Molecular Liver Transplant"

LB-001 program for pediatric patients with MMA Adult mice dosed at 5 × 1013 vg/kg Ko et al., ASGCT, 2020. LB-001 improved survival LB-001 improved growth LB-001 prevented elevations in circulating MMA LP SP HP PERCENT SURVIVAL AGE (MONTHS) Treated (n = 7) Vehicle (n = 7) p=0.052, log rank test BODY WEIGHT (% OF 5-MONTHS) AGE (MONTHS) SP HP Treated (n = 7, 7, 7, 6, 6, 6) Vehicle (n = 6, 6, 6, 6, 4, 4, 2) ***p=<0.001, Student’s t-test, comparing groups at indicated time points 100 80 60 40 20 0 0 1 2 3 4 5 6 7 8 20 40 60 80 100 120 0 5 6 7 8 2000 1500 1000 500 0 0 1 2 3 4 5 6 7 8 Treated (n = 7, 7, 7, 7, 7, 7, 6, 6) Vehicle (n = 7, 7, 7, 6, 6, 6, 4, 2) **p=<0.01, Student’s t-test, comparing vehicle and mLB-0.001 at indicated timepoints LP SP HP AGE (MONTHS) CIRCULATNIG MMA (μM) *** *** *** ** ** ** ** Improves clinically relevant endpoints in a novel model of MMA  LB-001 protects MMA mice from metabolic crisis

LB-001 program for pediatric patients with MMA In diseased MMA mice selective advantage was observed in GeneRide corrected, Mmut expressing hepatocytes, which expanded over time leading to increase levels of circulating biomarker ALB-2A Ko et al., ASGCT, 2020. Derived from Drouin et al., ASGCT, 2020. mLB-001 delivers selective advantage to corrected hepatocytes

17 LB-001 program for pediatric patients with MMA

Expansion of GeneRide corrected hepatocytes reveals correlation between PD, disease biomarker, clinical endpoint



r^2=0.8 ***
r^2=0.6 ***
3000
2000
1000
0
Disease biomarker
MMA (µM)
30
25
20
15
10
Clinical endpoint
BODYWEIGHT (g)
0
500
1000
1500
Alb-2A (µg/mL)
Pharmacodynamic (PD) biomarker

Increased PD biomarker correlated with reduction of disease biomarker and improvement in clinically relevant endpoint

LogicBio THERAPEUTICS

Derived from Drouin et al., *ASGCT*, 2020.

One-time treatment, 52-week trial, followed by roll-over to long-term follow-up trial 8 patients across 6 US sites Two cohorts planned with parallel dose escalation and intracohort age de-escalation Open-label, phase 1/2 trial of LB-001 in pediatric MMA patients SUNRISE trial design LB-001 program for pediatric patients with MMA Cohort 1: 5 x 1013 vg/kg Age: 3 – 12 yo N of 2 Cohort 2: 1 x 1014 vg/kg Age: 3 – 12 yo N of 2 Cohort 1: 5 x 1013 vg/kg Age: 0.5 – 2 yo N of 2 Cohort 2: 1 x 1014 vg/kg Age: 0.5 – 2 yo N of 2 Advance based on safety Advance based on safety and detection of ALB-2A Advance based on safety Advance based on safety and detection of ALB-2A

SUNRISE tria LB-001 program for pediatric patients with MMA SUNRISE trial design Prophylactic corticosteroid regimen to mitigate potential cellular immune responses 6-week staggering interval between each patient  Primary objective: Assess the safety and tolerability of LB-001 Secondary objectives: Assess change from baseline in disease biomarkers Exploratory objectives: Assess clinical efficacy outcomes Safety and preliminary study targeting the most vulnerable patients

Early 2021 – First patient to be dosed Mid-2021 – Retrospective natural history data expected to be made available Mid-2021 – Update on enrollment, dose escalation, and age de-escalation Late 2021 – Interim proof of concept data expected to be made available Anticipated milestones and guidance Fulsome catalyst calendar for LB-001 LB-001 program for pediatric patients with MMA Fast Track, Rare Pediatric Disease and Orphan Drug designations received in 2020

Joint development GeneRide™ Platform LB-301: Preclinical Stage Pediatric Patients with CN

22 LB-301 program

Crigler-Najjar Syndrome (CN)

Takeda
Joint development

Life-threatening inborn error of metabolism with no treatment options

Incidence:

- 1 in 1,000,000 births (Global)

Prevalence:

- 400 – 1,200 (Global)
- 100 – 300 (US)

Hyperbilirubinemia caused by mutations in *UGT1A1* gene

Results in reduction or lack of bilirubin uridine diphosphate glucoronosyl transferase enzyme leading to toxic accumulation of conjugated bilirubin



Standard of Care and Outlook:

- Aggressive phototherapy (~12h/day) is only form of management and becomes less effective with age
- No therapeutics, only aggressive management
- High risk of mental impairment, life expectancy of 20 – 30 years
- Liver transplants often needed

Image: SWNS

LogicBio THERAPEUTICS

LB-301 program GeneRide™ rescued neonatal Crigler-Najjar mice and reduced clinically relevant circulating biomarker Ko et al., ASGCT, 2020. Total Bilirubin Survival Rate *** p<0.001 **** p<0.0001

Next-Gen Capsid Platform

LogicBio next generation capsids developed to target human hepatocytes Natural AAVs show variable potency across species Next-gen capsid platform Sponsor DC Transgene Capsid Serotype Mouse NHP Human Dose (vg/kg) Peak expression levels Dose (vg/kg) Peak expression levels Dose (vg/kg) Peak expression levels UCL/ SJCRH   FIX-WT AAV8 2 × 1012 3,000% 2 × 1012 20-400% 2 × 1012 5% AAV5 2 × 1012 300% 1 × 1012 10-30%     uniQure AMT-060 FIX-WT AAV5     5 × 1012 15% 2 × 1013 6% Biomarin BMN 270 BDD-FVIII AAV5  2 × 1013 80% 3.6 × 1013  40% 6 × 1013 20% Spark SPK-8011 BDD-FVIII LK03  n.a.  n.a. 2 × 1012 20% 1 × 1012 15% With AAV5- and AAV8-based DCs, a loss of potency is observed when translating to Humans

Developing capsids for highly effective gene therapy products Next-gen capsid platform Therapeutic Level EXPRESSION Low dose: 10 commonly accepted sustainable dose for liver disease patients in clinical trials 12 vg/kg < $10K Low COGS per patient (estimation) Specific Tissue Tropism High Potency Address Immunogenicity Manufacturability Ensure a targeted delivery of the payload Potency is a product of capsid transduction and GoI expression Limit immune response & seroprevalence Cost-effective high-yield manufacturing process

Manufacturability Low Immunogenicity Specific Tissue Tropism Functional Transduction A 3-step platform enhancing all 4 AAV’s key properties Next-gen capsid platform Novel AAV Design: Selection of novel AAV: Process Development: Enhanced Properties: 1 2 3

An evolutive and iterative ‘tech-sAAVy’ development platform Next-gen capsid platform Selection Novel AAV design Next-Gen PLATFORM 1 Process Development 3 2 Technologies of our multi-pronged approach are constantly evolving & updated Each generation of Next-Gen capsid helps design the next one based on data collected Next-Gen Capsid

Designing massive and highly variable AAV libraries with CMRI state-of-the-art bioengineering technologies Next-gen capsid platform DIRECTED EVOLUTION Library creation using: • In silico design • Machine learning • Enhanced DNA shuffling enhanced through sequence optimization • EP-PCR mutagenesis • Peptide library display Selection Screening with clinically predictive models DISCOVERY OF NATURAL AAV VARIANTS RATIONALE DESIGN Directed Mutagenesis Sequence analysis Next Generation Sequencing (NGS) Amino acid sequence and structural composition mapping Paulk NK et al (2018) Cabanes et al (2018) Highly variable AAV libraries Novel AAV design 1

30 Next-gen capsid platform

AAV selection & assessment in clinically predictive models

2 Selection

Multiple round of selection in xenograft humanized mice and human perfused tissues*

Confirmatory studies for best candidates.


~10⁷ variants / library
SELECTION
ASSESSMENT
Next-Gen Capsid

Tissue Tropism
- Selective pressure with tissue relevant models

Manufacturability
- Screening for high yields

Functional Expression
- Next Generation Sequencing
- Confirmatory studies in NHP

Low Immunogenicity
- Enhanced resistance to NAbs
- Seroprevalence studies

* CMRI technology

LogicBio THERAPEUTICS

Assessing capsid manufacturability through GMP-like process Next-gen capsid platform Capsid manufacturing yields assessed in PoC bioreactors scaling down GMP process designed to allow an early COGs projection AmBr 250ml Modular Single use STR 50L Conﬁrmatory assays scaled up to 50L and modeling industrial scales Process Development 3

33 Next-gen capsid platform

LK03: initial clinical validation

Technologies used to identify LK03 were enhanced in our Next-Gen discovery platform

- Optimized to target human hepatocytes: ~30x more potent than AAV5 in ongoing Hemophilia A clinical trials[1]
- Preexisting neutralizing antibodies rate of 23% (n=323 human samples) compared to a rate of 19% for AAV8[2]


LETTER nature

Promoterless gene targeting without nucleases ameliorates haemophilia B in mice

Stanford MEDICINE

Lisowski et al., *Nature*, 2014


AAV-LK03,
being evaluated in
clinical trials

1. Based on BioMarin's dose of 6e13 vg/kg and Spark Therapeutics' dose of 2e12 vg/kg
2. Perocheau *et al.*, *Hum Gene Ther*, 2018

LogicBio THERAPEUTICS

Next-Gen platform improves LK03 on original engine development Next-gen capsid platform LK03 AAV-LBX Library creation shuffling sequences of 10 serotypes Xenograft humanized mice with low human hepatocyte repopulation In vitro transduction assessment Library creation using 2 more serotype variants Enhanced shuffling through sequence optimization Xenograft humanized mice with high human hepatocyte repopulation In vivo transduction assessment with next generation sequencing (NGS) NHP studies Early selection of AAV with good manufacturability Assessment using GMP-like manufacturing process Design Selection Process Development Derived from Cabanes-Creus et al., ASGCT, 2020.

Xenograft humanized mice are treated with capsids with different barcodes corresponding to different doses Plotting RNA (expression) against DNA (transduction) allows for the calculation of expression rates A steeper slope indicates a capsid has enhanced functional transduction properties AAV-LBX demonstrates improved functional transduction over AAV2, AAV8 and LK03 Derived from Cabanes-Creus et al., ASGCT, 2020. AAV-LBX Potency improvement: 10-fold AAV8 2-fold LK03 ENHANCED EXPRESSION OBSERVED WITH AAV-LBX AAV-LBX Next-gen capsid platform

AAV-LBX display improved immunological profile vs. LK03 AAV-LBX was tested for IVIG neutralization in HuH-7 cells in vitro Transduction efficiency was normalized to no-IVIG control (DMEM) AAV-LBX display less neutralization by IVIG than AAV-LK03 1_1 100.0 1_2 1_4 1_8 1_16 1_32 LK03 DMEM Dilution AAV-LBX 100.0 0.0 0.2 0.0 0.2 0.2 40.8 59.7 87.4 63.0 90.1 100.0 100.0 Transduction [%] 80 100 60 40 20 0 Higher transduction at lower IVIG dilution indicates resistance to neutralization Next-gen capsid platform

AAV-LBX : Best performer in NHP with FIX as reporter gene Next-gen capsid platform AAV-LBX LK03 AAV8 c 600 Factor IX (ng/mL) 400 200 0 AAV-LBX was evaluated in NHP with hFIX as a reporter Compared to LK03 (the most potent liver-targeted clinical capsid), AAV-LBX encapsidated cassette led to 4x higher level of circulating hFIX Complete data package (safety, biodistribution, seroprevalence of neutralizing antibody etc) expected to be disclosed in early 2021 Dose @ day 0: 3e12 vg/kg

37 Next-gen capsid platform

AAV-LBX shows outstanding production yields using LogicBio's proprietary process


AAV yield in various expression systems
Titer in crude harvest (vg/L)
7E+14
6E+14
5E+14
4E+14
3E+14
2E+14
1E+14
0E+00
Bamboo* PR010
Genzyme* HeLa
AGTC* HSV
NIH* Baculovirus
AAV-LBX (ddPCR)

* *Published data, reviewed by Merten, 2016 – yield assessed by quantitative Polymerase Chain Reaction (qPCR)*

LogicBio THERAPEUTICS

LogicBio corporate overview

Fred Chereau President and Chief Executive Officer Cecilia Jones Chief Financial Officer Daniel Gruskin, M.D. SVP, Head of Clinical Development Kyle Chiang, Ph.D. Chief Operating Officer Nelson Chau, Ph.D. VP, Biology & Translational Research Matthias Hebben, Ph.D. Global VP, Head of Technology Development Marie Payton VP, Clinical Operations Carol Sherako VP, Program Management LogicBio corporate overview Experienced leadership team Extensive rare disease drug development experience Mariana Nacht, Ph.D. Chief Scientific Officer

LogicBio corporate overview DISCOVERY POC IND ENABLING PHASE I/II PHASE III MMA Crigler-Najjar undisclosed HEM B A1ATD undisclosed additional tissues CLINIAL intracellular secreted Exciting pipeline focusing on severe genetic diseases

Initiating FIH clinical trial and building on our two innovative proprietary platforms Expected 2021 Milestones LogicBio corporate overview Clinical study Platform  Enroll first patient in SUNRISE trial  Communicate operational updates for SUNRISE trial  Present interim clinical safety and efficacy data  Expand the platform to broaden therapeutic opportunities  Report in-house high-yield manufacturing process  Demonstrate efficiency of HR-driven integration at new loci Pipeline  Present translational data  Declare at least one new development candidate  Demonstrate enhanced transduction with Next-Gen capsids